UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): June 12, 2014

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3801, China Shine Plaza No. 9 Lin He Xi Road Tianhe District, Guangzhou City, P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attn. Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, (ii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (iii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 13, 2012, the Company filed a Certificate of the Designations, Powers, Preferences and Rights of the Series F Non-Convertible Preferred Stock (the “Certificate”) to its Articles of Incorporation, with the Secretary of State of the State of Nevada, setting forth the terms of its Preferred Stock. On June 10, 2014, the Company amended and restated the Certificate to (i) postpone the payment date of the dividend thereunder to May 30, 2015, (ii) to delete a reference to the redemption or declaration of any cash dividend or distribution on any Junior Securities, and (iii) make certain minor corrections to the Certificate. No share of Series F Non-Convertible Preferred Stock was ever issued. The Company believes it to be in the best interests of its shareholders to delay the cash payment until such time as its financial position would enable it to make the payment without harming its ability to develop its business in accordance with management’s plans.

A copy of the Amended and Restated Certificate of Designations of the Series F Non-Convertible Preferred Stock is appended as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

3.1	Amended and Restated Certificate of the Designations, Powers, Preferences and Rights of the Series F Non-Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: June 12, 2014	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon Chairman and Chief Executive Officer